Exhibit 99.1

Accolade Announces Results for Fiscal First Quarter 2024

●	Accolade exceeds guidance for fiscal first quarter and raises guidance for fiscal year 2024

SEATTLE, June 29, 2023 -- Accolade, Inc. (NASDAQ: ACCD) today announced financial results for the fiscal first quarter ended May 31, 2023.

“Our consistently strong financial results reinforce our belief that an advocacy-led care delivery strategy is the key to transforming the U.S. healthcare system. We are seeing the proof points in our growing customer base and sales momentum, and also through our customers' outcomes, engagement and measurable ROI. We are especially excited by the growth we are witnessing in virtual primary care, which is the key to people living their healthiest lives. For too long, healthcare has been a series of siloed episodes. An advocacy-led care delivery strategy facilitates a coordinated patient journey and tighter collaboration across the healthcare ecosystem, while delivering better health outcomes and tremendous customer satisfaction,” said Rajeev Singh, Accolade Chief Executive Officer.

Financial Highlights for Fiscal First Quarter ended May 31, 2023

	Three Months Ended May 31,		%
	2023	2022	Change(3)

	(in millions, except percentages)
GAAP Financial Data:
Revenue	$93.2	$85.5	9%
Net loss(1)	$(38.4)	$(342.8)	89%

Non-GAAP Financial Data(2):
Adjusted EBITDA	$(12.6)	$(15.4)	18%
Adjusted Gross Profit	$40.6	$39.0	4%
Adjusted Gross Margin	43.5%	45.6%

(1) A non-cash goodwill impairment charge of $299.7 million was recorded during the three months ended May 31, 2022.

(2) A reconciliation of GAAP to non-GAAP results has been provided in this press release in the accompanying Financial Tables. An explanation of these measures is also included below under the heading "Non-GAAP Financial Measures."

(3) Percentages are calculated from accompanying Financial Tables and may differ from percentage change of numbers in Financial Highlights table due to rounding.

Steve Barnes, Accolade Chief Financial Officer, commented, “Accolade exceeded both our top and bottom line guidance in the first fiscal quarter. Our One Accolade initiative is creating a more streamlined organization, benefiting overall costs, decision making and strategic planning. We are raising our guidance for both revenue and Adjusted EBITDA for the fiscal year and remain confident in our path to achieving profitability.”

Financial Outlook

Accolade provides forward-looking guidance on revenue and Adjusted EBITDA, a non-GAAP financial measure.

For the fiscal second quarter ending August 31, 2023, we expect:

●	Revenue between $93 million and $95 million

●	Adjusted EBITDA between $(11) million and $(14) million

For the fiscal year ending February 29, 2024, we expect:

●	Revenue between $410 million and $414 million
●	Adjusted EBITDA between $(6) million and $(12) million

Accolade has not reconciled guidance for Adjusted EBITDA to net loss, the most directly comparable GAAP measure, and has not provided forward-looking guidance for net loss, because there are items that may impact net loss, including stock-based compensation, that are not within the company’s control or cannot be reasonably predicted.

Quarterly Conference Call Details

The company will host a conference call today, June 29, 2023 at 4:30 p.m. E.T. to discuss its financial results.

To Listen via Telephone: Pre-registration is required by the conference call operator. Please pre-register by clicking here (https://register.vevent.com/register/BI923dbf9312d54b2da4cc7883c77e68c9). Upon registering, you will be emailed a dial-in number, direct passcode and unique PIN.

To Listen via Internet: The conference call can be accessed via a live audio webcast that will be available online at http://ir.accolade.com.

Replay: A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at http://ir.accolade.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and our financial outlook. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “maintain,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms.

Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the risks described under the heading “Risk Factors” in Accolade’s most recently filed Annual Report on Form 10-K and subsequent filings, which should be read in conjunction with any forward-looking statements. All forward-looking statements in this press release are based on information available to Accolade as of the date hereof, and it does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

About Accolade, Inc.

Accolade (Nasdaq: ACCD) is a Personalized Healthcare company that provides millions of people and their families with exceptional healthcare experiences so they can live their healthiest lives. Accolade’s employer, health plan, and consumer solutions combine virtual primary care and mental health, expert medical opinion, and best-in-class care navigation. These offerings are built on a platform that is engineered to care through predictive engagement of population health needs, proactive care that improves outcomes and cost savings, and by addressing barriers to access and continuity of care.

Accolade consistently receives consumer satisfaction ratings of over 90%. For more information, visit accolade.com. Follow us on LinkedIn, Twitter, Instagram and Facebook.

Investor Contact:

Todd Friedman, Investor Relations, IR@accolade.com

Media Contact:

Public Relations, Media@accolade.com

Source: Accolade

Financial Tables

Accolade, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets (unaudited)

(In thousands, except share and per share data)

	May 31,	February 28,
	2023	2023
Assets
Current assets:
Cash and cash equivalents	$302,870	$321,083
Accounts receivable, net	22,539	23,435
Unbilled revenue	3,760	3,260
Current portion of deferred contract acquisition costs	3,933	4,022
Prepaid and other current assets	15,372	14,149
Total current assets	348,474	365,949
Property and equipment, net	16,608	14,763
Operating lease right-of-use assets	28,080	29,525
Goodwill	278,191	278,191
Intangible assets, net	192,829	203,202
Deferred contract acquisition costs	9,679	9,815
Other assets	1,846	1,624
Total assets	$875,707	$903,069
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$5,461	$10,155
Accrued expenses and other current liabilities	13,782	11,744
Accrued compensation	27,628	39,346
Due to customers	14,761	15,694
Current portion of deferred revenue	44,189	35,191
Current portion of operating lease liabilities	6,915	7,284
Total current liabilities	112,736	119,414
Loans payable, net of unamortized issuance costs	282,742	282,323
Operating lease liabilities	25,741	27,189
Other noncurrent liabilities	168	203
Deferred revenue	142	154
Total liabilities	421,529	429,283

Commitments and Contingencies
Stockholders’ equity
Common stock par value $0.0001; 500,000,000 shares authorized; 75,264,400 and 73,089,075 shares issued and outstanding at May 31, 2023 and February 28, 2023, respectively	8	7
Additional paid-in capital	1,446,873	1,428,073
Accumulated deficit	(992,703)	(954,294)
Total stockholders’ equity	454,178	473,786
Total liabilities and stockholders’ equity	$875,707	$903,069

Accolade, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations (unaudited)

(In thousands, except share and per share data)

	Three months ended May 31,
	2023	2022
Revenue	$93,226	$85,528
Cost of revenue, excluding depreciation and amortization	54,203	47,615
Operating expenses:
Product and technology	25,899	26,817
Sales and marketing	25,033	25,614
General and administrative	16,080	20,238
Depreciation and amortization	11,640	11,576
Goodwill impairment	—	299,705
Total operating expenses	78,652	383,950
Loss from operations	(39,629)	(346,037)
Interest income (expense), net	921	(634)
Other income (expense)	390	(50)
Loss before income taxes	(38,318)	(346,721)
Income tax benefit (expense)	(91)	3,899
Net loss	$(38,409)	$(342,822)

Net loss per share, basic and diluted	$(0.52)	$(4.92)

Weighted-average common shares outstanding, basic and diluted	73,179,994	69,738,638

The following table summarizes the amount of stock-based compensation included in the condensed consolidated statements of operations:

	Three months ended May 31,
	2023	2022
Cost of revenue, excluding depreciation and amortization	$911	$1,128
Product and technology	6,966	7,490
Sales and marketing	3,826	3,989
General and administrative	2,575	6,782
Total stock-based compensation	$14,278	$19,389

Accolade, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows (unaudited)

(In thousands)

	Three months ended May 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(38,409)	$(342,822)
Adjustments to reconcile net loss to net cash used in
Operating activities:
Goodwill impairment	—	299,705
Depreciation and amortization expense	11,640	11,576
Amortization of deferred contract acquisition costs	1,116	817
Deferred income taxes	—	(3,999)
Noncash interest expense	440	419
Stock-based compensation expense	14,278	19,389
Changes in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable and unbilled revenue	396	2,323
Accounts payable and accrued expenses	(1,690)	(1,258)
Deferred contract acquisition costs	(891)	(924)
Deferred revenue and due to customers	8,052	862
Accrued compensation	(11,718)	(15,598)
Other liabilities	(1,131)	(240)
Other assets	(1,370)	(711)
Net cash used in operating activities	(19,287)	(30,461)
Cash flows from investing activities:
Capitalized software development costs	(2,500)	(766)
Purchases of property and equipment	(877)	(506)
Net cash used in investing activities	(3,377)	(1,272)
Cash flows from financing activities:
Proceeds from stock option exercises	2,459	358
Proceeds from employee stock purchase plan	1,992	1,150
Net cash provided by financing activities	4,451	1,508
Net decrease in cash and cash equivalents	(18,213)	(30,225)
Cash and cash equivalents, beginning of period	321,083	365,853
Cash and cash equivalents, end of period	$302,870	$335,628
Supplemental cash flow information:
Interest paid	$769	$769
Fixed assets included in accounts payable	$506	$228
Other receivable related to stock option exercises	$84	$5
Income taxes paid	$53	$22

Non-GAAP Financial Measures

In addition to our financial results determined in accordance with GAAP, we use the following non-GAAP financial measures to help us evaluate trends, establish budgets, measure the effectiveness and efficiency of our operations, and determine employee incentives. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance. A reconciliation is provided below for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business. In evaluating these non-GAAP financial measures, you should be aware that in the future we expect to incur expenses similar to the adjustments in this presentation. Our presentation of non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by these expenses or any unusual or nonrecurring items.

Adjusted Gross Profit and Adjusted Gross Margin

Adjusted Gross Profit is a non-GAAP financial measure that we define as revenue less cost of revenue, excluding depreciation and amortization, and excluding stock-based compensation and severance costs. We define Adjusted Gross Margin as our Adjusted Gross Profit divided by our revenue. We believe Adjusted Gross Profit and Adjusted Gross Margin are useful to investors, as they eliminate the impact of certain noncash expenses and allow a direct comparison of these measures between periods without the impact of noncash expenses and certain other nonrecurring operating expenses.

Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measure that we define as net income (loss) adjusted to exclude interest expense (income), net, income tax expense (benefit), depreciation and amortization, stock-based compensation, acquisition and integration-related costs, goodwill impairment, change in fair value of contingent consideration, severance costs, and other expense (income). Severance costs include severance payments related to the realignment of our resources. Other expense (income) includes foreign exchange gain or loss. We believe Adjusted EBITDA provides investors with useful information on period-to-period performance as evaluated by management and comparison with our past financial performance. We believe Adjusted EBITDA is useful in evaluating our operating performance compared to that of other companies in our industry, as this measure generally eliminates the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance.

Adjusted Gross Profit, Adjusted Gross Margin and Adjusted EBITDA have certain limitations, including that they exclude the impact of certain non-cash charges, such as depreciation and amortization, whereas underlying assets may need to be replaced and result in cash capital expenditures, and stock-based compensation expense, which is a recurring charge.

The following table presents, for the periods indicated, a reconciliation of our revenue to Adjusted Gross Profit:

	For the three months ended
	May 31,
	2023	2022

	(in thousands, except percentages)
Revenue	$93,226	$85,528
Less:
Cost of revenue, excluding depreciation and amortization	(54,203)	(47,615)
Gross profit, excluding depreciation and amortization	39,023	37,913
Add:
Stock‑based compensation, cost of revenue	911	1,128
Severance costs, cost of revenue	634	—
Adjusted Gross Profit	$40,568	$39,041
Gross margin, excluding depreciation and amortization	41.9%	44.3%
Adjusted Gross Margin	43.5%	45.6%

The following table presents, for the periods indicated, a reconciliation of our Adjusted EBITDA to our net loss:

	For the three months ended
	May 31,
	2023	2022

	(in thousands)
Net loss	$(38,409)	$(342,822)
Adjusted for:
Interest expense (income), net	(921)	634
Income tax (benefit) expense	91	(3,899)
Depreciation and amortization	11,640	11,576
Stock‑based compensation	14,278	19,389
Acquisition and integration‑related costs(1)	27	—
Goodwill impairment	—	299,705
Severance costs(2)	1,102	—
Other expense (income)	(390)	50
Adjusted EBITDA	$(12,582)	$(15,367)
(1)	For the three months ended May 31, 2023, acquisition and integration-related costs represent expenses associated with litigation inherited through the PlushCare acquisition. Refer to Note 10 in our condensed consolidated financial statements for further details.
(2)	Severance costs represent expenses associated with workforce realignment actions taken by management.